                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Filed by the registrant /X/
          Filed by a party other than the registrant / /
          Check the appropriate box:
          / / Preliminary proxy statement
          /X/ Definitive proxy statement
          / / Definitive additional materials
          / / Soliciting material pursuant to Rule 14a-11(c) or Rule
      14a-12

     _______________________UNITED TELEVISION, INC. ______________________
                (Name of Registrant as specified in Its Charter)

      ____________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

      Payment of filing fee (Check the appropriate box):

          /X/ $125 per Exchange Act Rule 0-11(a)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2).

          / / $500 per each party to the controversy pursuant to Exchange
          Act
            Rule 14a-6(i)(3).

          (1) Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      --------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:
      --------------------------------------------------------------------

          (2) Form, schedule or registration statement no.:
      --------------------------------------------------------------------

          (3) Filing party:
      --------------------------------------------------------------------

          (4) Date filed:
      --------------------------------------------------------------------

[LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1994

                                ----------------

TO THE STOCKHOLDERS OF
  UNITED TELEVISION, INC.:

    The annual meeting of the stockholders of United Television, Inc. ("UTV") will be held at the Arizona Biltmore, 24th St. & Missouri, Phoenix, Arizona 85016, on April 28, 1994, at 2:00 P.M., for the purpose of considering and acting upon the following matters:

       (1) Election of directors.

       (2) Ratification of the selection of Price Waterhouse as auditors of UTV for the year ending December 31, 1994.

       (3) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 28, 1994 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

    You are cordially invited to attend the meeting. Arrangements have been made for interested stockholders to visit our Phoenix television station, KUTP, after the meeting. Whether or not you plan to attend, you are urged promptly to complete, date and sign the enclosed proxy and to mail it to UTV in the enclosed envelope, which requires no postage if mailed in the United States. Return of your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Dated: Beverly Hills, California
     March 25, 1994

                                          By Order of the Board of Directors,
                                                  GARTH S. LINDSEY, SECRETARY

                            UNITED TELEVISION, INC.
                       8501 WILSHIRE BOULEVARD, SUITE 340
                        BEVERLY HILLS, CALIFORNIA 90211

                               ------------------

                                PROXY STATEMENT
                               ------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of UTV for use at the annual meeting of stockholders on April 28, 1994 and at any adjournment thereof. March 25, 1994 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to stockholders.

    As of February 28, 1994, the record date for the meeting, UTV had outstanding 10,152,328 shares of Common Stock, each of which entitles the record holder thereof on such date to one vote on each matter presented at the meeting. The proxy solicited by this Proxy Statement is revocable at any time before it is voted.

    The presence at the meeting in person or by proxy of stockholders entitled to cast a majority of the votes at the meeting constitutes a quorum. The election of directors is decided by plurality of the votes cast. Neither abstentions nor broker non-votes affect the vote count. The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

                             ELECTION OF DIRECTORS

NOMINEES OF THE BOARD OF DIRECTORS

    The proxy will be voted as specified thereon and, in the absence of contrary instruction, will be voted for the reelection of Lawrence R. Barnett, Howard F. Roycroft, Rocco C. Siciliano and Norman Perlmutter as directors until the third annual meeting following the April 28, 1994 meeting and until their respective successors are elected and qualified. Information with respect to each such nominee, as well as the six present directors whose terms of office expire at the first or second annual meeting following the April 28, 1994 meeting, is set forth below:

                                                                                                            HAS SERVED
                                             OTHER POSITIONS WITH UTV,                         AGE,             AS
                                              PRINCIPAL OCCUPATION AND                     FEBRUARY 28,      DIRECTOR
           NAME                             CERTAIN OTHER DIRECTORSHIPS                        1994           SINCE
- ---------------------------  ----------------------------------------------------------  -----------------  ----------
                                             NOMINEES FOR THREE-YEAR TERM
Lawrence R. Barnett........  Vice  Chairman,  UTV;  Director,  Consultant  and  retired             80         1981
                               Executive  Vice President,  Chris-Craft Industries, Inc.
                               ("Chris-Craft")(1)
Howard F. Roycroft.........  Of Counsel, Hogan & Hartson, Washington, D.C. law firm                 63         1982
Rocco C. Siciliano.........  Consultant; Director, Pacific Enterprises                              72         1984
Norman Perlmutter..........  Chairman of the Board and Chief Executive Officer, Heitman             60         1988
                               Financial  Ltd.,   real   estate   financial   services;
                               Director,   McArthur/Glen  Realty  Group,  United  Asset
                               Management Corporation and Chris-Craft

                                                                                                            HAS SERVED
                                             OTHER POSITIONS WITH UTV,                         AGE,             AS
                                              PRINCIPAL OCCUPATION AND                     FEBRUARY 28,      DIRECTOR
           NAME                             CERTAIN OTHER DIRECTORSHIPS                        1994           SINCE
- ---------------------------  ----------------------------------------------------------  -----------------  ----------
                                            INCUMBENT DIRECTORS--TWO-YEAR
                                                    REMAINING TERM
Abraham A. Ribicoff........  Special Counsel, Kaye, Scholer,  Fierman, Hays &  Handler,             83         1983
                               New York City law firm; Director, The Hartford Insurance
                               Group; former United States Senator from Connecticut
John C. Siegel.............  President,  UTV  of  San  Francisco,  Inc.  ("UTV-SF")(2);             41         1981
                               Senior  Vice  President,   Chris-Craft;  Director,   BHC
                               Communications, Inc. ("BHC")(1)
Evan C Thompson............  President and Chief Executive Officer, UTV; Executive Vice             51         1983
                               President,   Chris-Craft   and   President,   Television
                               Division; Director, Chris-Craft
                                            INCUMBENT DIRECTORS--ONE-YEAR
                                                    REMAINING TERM
John L. Eastman............  Partner, Eastman  &  Eastman,  New  York  City  law  firm;             54         1985
                               Director, BHC
James D. Hodgson...........  Director,  eight  mutual  funds of  Alliance  Capital Man-             78         1981
                               agement Corp., American Health Properties, Inc., and ARA
                               Services, Inc.,  former Secretary  of Labor  and  United
                               States Ambassador to Japan
Herbert J. Siegel..........  Chairman  of  the Board,  UTV; Chairman  of the  Board and             65         1981
                               President, Chris-Craft and BHC

- --------
    (1) Chris-Craft and BHC, which are parents of UTV, are engaged principally in the television broadcasting business.
    (2) UTV-SF, a wholly owned subsidiary of UTV, owns television station KBHK in San Francisco.

    The principal occupation of each director for the last five years is stated in the foregoing table. In case a nominee shall become unavailable for election, which is not expected, it is intended that the proxy solicited hereby will be voted for whomever the present Board of Directors shall designate to fill such vacancy.

    John C. Siegel is a son of Herbert J. Siegel.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    UTV has established a standing audit committee to assist the Board of Directors in discharging its responsibilities. UTV has no nominating or compensation committee.

    The Audit Committee reviews UTV's internal controls, the objectivity of its financial reporting and the scope and results of the auditing engagement. It meets with appropriate UTV financial personnel and independent public accountants in connection with these reviews. This committee recommends to the Board the appointment of the independent public accountants, subject to ratification by the stockholders at the annual meeting, to serve as auditors for the following year in examining the corporate accounts. The public accountants periodically meet with the Audit Committee and have access to the committee at any time. The committee held two meetings during 1993. Its members are Mr.
Ribicoff, Chairman of the Committee, and Messrs. Hodgson and Siciliano. The Board of Directors Report on Executive Compensation appears on page 8.

    UTV's Board of Directors held 8 meetings during 1993. During that period, Messrs. Eastman and Perlmutter attended fewer than 75% of the aggregate number of meetings held by the Board of Directors.

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The management of UTV has been informed that, as of February 28, 1994, the persons and groups identified in Table I below, including all directors, nominees for director, executive officers and all owners known to UTV of more than 5% of its Common Stock, owned beneficially, within the meaning of Securities and Exchange Commission ("SEC") Rule 13d-3, the shares of UTV Common Stock reflected in such table. Except as reflected in Tables II and III, as of February 28, 1994, each director or executive officer of UTV disclaims beneficial ownership of securities of any parent or subsidiary of UTV. Except as otherwise specified, the named beneficial owner claims sole investment and voting power as to the securities reflected in the tables.

                  I.  BENEFICIAL OWNERSHIP OF UTV COMMON STOCK

                                                                         NUMBER     PERCENT
BENEFICIAL OWNER                                                        OF SHARES  OF CLASS
- ----------------------------------------------------------------------  ---------  ---------
Laurey J. Barnett.....................................................        654      *
Lawrence R. Barnett (1)...............................................    229,155     2.2   %
John L. Eastman.......................................................        500      *
James D. Hodgson (2)..................................................      2,000      *
Garth S. Lindsey (1)(3)...............................................    233,638     2.3   %
Thomas L. Muir........................................................        157      *
Norman Perlmutter.....................................................      2,000      *
Abraham A. Ribicoff (4)...............................................      1,000      *
Howard F. Roycroft (5)................................................        300      *
Rocco C. Siciliano....................................................        500      *
Herbert J. Siegel (1)(6)..............................................    229,155     2.2   %
John C. Siegel (1)....................................................    229,155     2.2   %
Evan C Thompson.......................................................     25,000      *
All directors  and  executive  officers  as  a  group,  including  the
  directors and executive officers named above (13 persons) (1).......    265,749     2.6   %
Chris-Craft Industries, Inc...........................................  5,509,027    54.3   %
  (through BHC Communications, Inc., a majority owned subsidiary)
    767 Fifth Avenue, New York, New York 10153
Gabelli  &  Company, Inc.,  Gabelli  Funds, Inc.,  Gabelli Securities,
  Inc.,
  GAMCO Investors, Inc. and Mario J. Gabelli
    One Corporate Center, Rye, New York 10580 (7).....................  1,923,299    18.9   %

- --------
     *  Less than 1%
    (1) At December 31, 1993, (a) the Trustee of the Employees' Stock Purchase Plan of UTV (the "Stock Purchase Plan") held 219,155 shares of UTV Common Stock (representing 2.1% of the outstanding shares at February 28, 1994), and (b) the Trustees under the UTV Profit Sharing Plan (the "Profit Sharing Plan") held 10,000 shares of Common Stock (representing less than 1% of the outstanding shares at February 28, 1994). A committee appointed by the Board of Directors of UTV to administer the Stock Purchase Plan is empowered to direct voting of the shares held by the Trustee under that plan, and the Trustees under the Profit Sharing Plan are empowered to vote and dispose of the shares held by that plan. Herbert J. Siegel, Lawrence R. Barnett, John C. Siegel and Garth S. Lindsey are the members of the committee under the Stock Purchase Plan and are the Trustees of the Profit Sharing Plan. The numbers of shares set forth in the

                                                  (NOTES CONTINUED ON NEXT PAGE)

table with respect to each  of Herbert J. Siegel,  Lawrence R. Barnett, John  C.
Siegel,  Garth S. Lindsey  and all directors  and executive officers  as a group include all shares held in the Stock  Purchase Plan and the Profit Sharing  Plan
as of December 31, 1993.
    (2) Voting and investment power are shared with the director's wife.
    (3) Ownership   includes  4,166  shares   issuable  pursuant  to  currently
exercisable stock options.
    (4) Shares are owned jointly with the director's wife.
    (5) Ownership  includes 200  shares owned by the  Howard F. Roycroft Pension
Trust.
    (6) Ownership excludes 666 shares owned by the director's wife.
    (7) Shared  voting power is  claimed as to 162,500  shares, disclaimed as to
147,300 shares, and both shared voting  and shared investment power are  claimed as  to 2,500 shares. Information is furnished  in reliance on Amendment No. 6 to
Schedule 13D of the named owner dated February 4, 1993, filed with the SEC.

                 II. BENEFICIAL OWNERSHIP OF CHRIS-CRAFT STOCK as of February 28, 1994, except where otherwise specified

                                                     $1.40 CONVERTIBLE               CLASS B
                                                         PREFERRED                    COMMON                     COMMON
                                                        STOCK (1)(2)             STOCK (1)(2)(3)              STOCK (2)(4)
                                                   ----------------------     ----------------------     -----------------------
                                                    NUMBER       PERCENT       NUMBER       PERCENT        NUMBER       PERCENT
BENEFICIAL OWNER                                   OF SHARES    OF CLASS      OF SHARES    OF CLASS      OF SHARES     OF CLASS
- -----------------------------------------------    ---------    ---------     ---------    ---------     ----------    ---------
Laurey J. Barnett..............................       --           --            --           --             11,813           *
Lawrence R. Barnett (5)........................       50,900        17.1%     1,924,895        23.0%      2,929,573        13.0%
John L. Eastman................................       --           --            --           --             --           --
James D. Hodgson...............................       --           --            --           --             --           --
Garth S. Lindsey...............................       --           --            --           --             --           --
Thomas L. Muir.................................       --           --            --           --             --           --
Norman Perlmutter (6)..........................       --           --             5,551       *              39,200       *
Abraham A. Ribicoff............................       --           --            --           --             --           --
Howard F. Roycroft.............................       --           --            --           --             --           --
Rocco C. Siciliano.............................       --           --            --           --             --           --
Herbert J. Siegel (7)..........................      167,057        56.2%     4,555,854        42.9%      6,766,501        25.6%
John C. Siegel (8).............................        6,000         2.0%       384,842         5.1%        504,026         2.4%
Evan C Thompson (9)............................          130       *            633,668         8.6%      1,262,992         6.0%
All UTV directors and executive officers as a
 group, including the directors and executive
 officers named above (13 persons) (10)........      223,711        75.3%     6,866,649        58.6%     10,334,689        34.8%

- --------
     * Less than 1%
     (1) Each share of Chris-Craft $1.40 Convertible Preferred Stock is convertible into 9.73794 shares of Chris-Craft Common Stock and 19.47587 shares of Chris-Craft Class B Common Stock, except that if such share of Chris-Craft $1.40 Convertible Preferred Stock was transferred after November 10, 1986 other than to a Permitted Transferee, as defined in Chris-Craft's certificate of incorporation, such share is convertible into 29.21381 shares of Chris-Craft Common Stock. Each share of Chris-Craft Class B Common Stock is convertible into one share of Chris-Craft Common Stock.
     (2) At December 31, 1993, (a) the Trustee of the Chris-Craft Employees' Stock Purchase Plan (the "Chris-Craft Stock Purchase Plan") held 364,323 shares of Chris-Craft Class B Common Stock, 464,855

                                                  (NOTES CONTINUED ON NEXT PAGE)

shares  of  Chris-Craft  Common  Stock  and  246  shares  of  Chris-Craft  $1.40
Convertible  Preferred  Stock  (representing 5%,  2%  and  less than  1%  of the outstanding shares of the respective classes at February 28, 1994), and (b)  the
Trustees  under  the  Chris-Craft Profit  Sharing  Plan held  150,000  shares of
Chris-Craft Class B Common Stock (representing  2% of the outstanding shares  of the class at February 28, 1994). A committee appointed by the Board of Directors of Chris-Craft to administer the Chris-Craft Stock Purchase Plan is empowered to direct  voting  of the  shares  held by  the Trustee  under  that plan,  and the
Trustees under the  Chris-Craft Profit Sharing  Plan are empowered  to vote  and dispose  of the shares held by that plan. Herbert J. Siegel, Lawrence R. Barnett and another director of Chris-Craft are  the members of the committee under  the
Chris-Craft  Stock  Purchase Plan  and are  the  Trustees under  the Chris-Craft
Profit Sharing Plan. The numbers of shares  set forth in the table with  respect to  each director or  named executive officer  other than Herbert  J. Siegel and
Lawrence R. Barnett exclude shares held  in the Chris-Craft Profit Sharing  Plan and  include, with respect  to the Chris-Craft Stock  Purchase Plan, only shares vested at December 31, 1993. The numbers  of shares set forth in the table  with respect  to each of Herbert J. Siegel, Lawrence R. Barnett and all directors and executive officers as a group include all shares held in the Chris-Craft  Profit
Sharing  Plan and the Chris-Craft Stock Purchase  Plan at December 31, 1993. If,
at February  28, 1994,  the shares  of Chris-Craft  $1.40 Convertible  Preferred
Stock  held in the Chris-Craft Stock Purchase Plan at December 31, 1993 had been converted,  and  the  Chris-Craft  Class  B  Common  Stock  issuable  upon  such conversion  had been added to the Chris-Craft  Class B Common Stock then held in the Chris-Craft Stock Purchase Plan and the Chris-Craft Profit Sharing Plan, the
shares of Chris-Craft Class B Common Stock held in the two plans would represent
7% of the Chris-Craft Class B Common Stock that would have been outstanding; if, at February  28, 1994,  the shares  of Chris-Craft  $1.40 Convertible  Preferred
Stock  held in the Chris-Craft Stock Purchase Plan at December 31, 1993 had been converted, the Chris-Craft  Class B Common  Stock then held  in the  Chris-Craft
Stock  Purchase Plan and  the Chris-Craft Profit Sharing  Plan, or issuable upon conversion of  the Chris-Craft  $1.40 Convertible  Preferred Stock  held in  the
Chris-Craft  Stock Purchase Plan, had been converted, and the Chris-Craft Common
Stock issuable upon such  conversions had been added  to the Chris-Craft  Common
Stock  then held in such  plans, the shares of  Chris-Craft Common Stock held in the two plans would represent 5% of the Chris-Craft Common Stock that would have been outstanding.
     (3) Includes  shares of  Chris-Craft  Class B  Common Stock  issuable  upon conversion of the Chris-Craft $1.40 Convertible Preferred Stock reflected in the table opposite the identified person or group. In accordance with SEC rules, the percentages shown have been computed assuming that the only shares converted are those shares reflected opposite the identified person or group.
     (4) Includes shares of Chris-Craft Common Stock issuable upon conversion of the  Chris-Craft $1.40 Convertible  Preferred Stock and  the Chris-Craft Class B
Common Stock reflected in the table opposite the identified person or group.  In accordance  with SEC  rules, the percentages  shown have  been computed assuming that  the  only  shares  converted  are  those  shares  reflected  opposite  the identified person or group.
     (5)  Ownership includes 10,919  shares of Chris-Craft  Class B Common Stock owned by a charitable foundation of which Mr. Barnett and certain members of his family are  the directors  and 43,250  shares issuable  on exercise  of  options previously  granted under Chris-Craft's 1989 Director Stock Option Plan or to be granted immediately following Chris-Craft's 1994 annual meeting of  stockholders under Chris-Craft's 1994 Director Stock Option Plan.
     (6)  Ownership includes 30,873 shares  of Chris-Craft Common Stock issuable on exercise  of options  previously granted  under Chris-Craft's  1989  Director
Stock  Option Plan  or to  be granted  immediately following  Chris-Craft's 1994 annual meeting of  stockholders under Chris-Craft's  1994 Director Stock  Option
Plan.

     (7) Ownership includes 110,000 shares of Chris-Craft Common Stock issuable pursuant to a currently exercisable stock option and excludes 300,000 shares to be granted pursuant to Chris-Craft's 1994 Management Incentive Plan and 13,000 shares of Chris-Craft $1.40 Convertible Preferred Stock, 60,711 shares of
Chris-Craft Class B Common Stock and 11,330 shares of Chris-Craft Common Stock owned by the director's wife.
     (8) Ownership includes 34,333 shares of Chris-Craft Common Stock issuable pursuant to currently exercisable stock options.
     (9) Ownership includes 259,368 shares of Chris-Craft Common Stock issuable pursuant to currently exercisable stock options and excludes 200,000 shares to be granted pursuant to Chris-Craft's 1994 Management Incentive Plan.
    (10) Ownership includes all  shares held in  the Chris-Craft Stock  Purchase
Plan and the Chris-Craft Profit Sharing Plan  as of December 31, 1993 (see  Note
2). Of the shares held in the Chris-Craft Stock Purchase Plan, 116 shares of Chris-Craft $1.40 Convertible Preferred Stock, 247,808 shares of Chris-Craft
Class B Common Stock and 389,332 shares of Chris-Craft Common Stock were held for the accounts of employees other than directors or executive officers of UTV.

             III.  BENEFICIAL OWNERSHIP OF BHC CLASS A COMMON STOCK
                            as of February 28, 1994

                                                                     NUMBER
BENEFICIAL OWNER                                                  OF SHARES (1)
- ----------------------------------------------------------------  -------------
Laurey J. Barnett...............................................       --
Lawrence R. Barnett (2).........................................     309
John L. Eastman.................................................       --
James D. Hodgson................................................       --
Garth S. Lindsey................................................       --
Thomas L. Muir..................................................       --
Norman Perlmutter...............................................       --
Abraham A. Ribicoff (3).........................................      65
Howard F. Roycroft..............................................       --
Rocco C. Siciliano..............................................       --
Herbert J. Siegel (2)...........................................     538
John C. Siegel..................................................       --
Evan C Thompson.................................................       --
All UTV directors and executive officers as a group, including
 the directors named above (13 persons) (2).....................     603

- --------
    (1) Each amount shown represents less than 1% of the class. In accordance with SEC rules, percentages have been computed deeming as not outstanding 226,503 shares of BHC Class A Common Stock held by UTV.
    (2) Ownership includes 309 shares held in the Chris-Craft Profit Sharing Plan, of which Messrs. Herbert J. Siegel and Lawrence R. Barnett and another Chris-Craft director are Trustees. See Note 2 to Table II.
    (3) Shares are owned jointly with the director's wife.

EXECUTIVE COMPENSATION

    The following table sets forth all plan and non-plan compensation paid to the individuals indicated therein for services rendered in all capacities to UTV and its subsidiaries during the three years ended December 31, 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                                COMPENSATION
                                                                                                ------------
                                                                                                   AWARDS
                                                                    ANNUAL COMPENSATION (1)     ------------
                                                                   -------------------------     SECURITIES        ALL OTHER
                                                                     SALARY         BONUS        UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION                                YEAR        ($)           ($)        OPTIONS (#)          ($)(2)
- -------------------------------------------------------    ----    -----------    ----------    ------------    ----------------
Evan C Thompson (3) ...................................    1993                                      0              0
  President and Chief Executive Officer                    1992                                      0              0
                                                           1991                                      0              0
Garth S. Lindsey ......................................    1993      150,000        95,000          --              46,782      (4)
  Executive Vice President, Chief Financial Officer and    1992      126,000        74,000           12,500         45,577
  Secretary                                                1991      126,000        56,000          --              23,090
Laurey J. Barnett .....................................    1993      150,000        72,000          --              18,906      (5)
  Vice President and                                       1992      120,000        55,000           10,000          9,592
  Director of Programming                                  1991       95,000        30,000          --               1,800
Thomas L. Muir ........................................    1993      100,000        60,000          --              10,000
  Treasurer and Controller                                 1992       84,000        46,000            8,000         12,290
                                                           1991       84,000        34,000          --              10,000

- ---------
    (1) Excludes automobile allowance of $600 per month paid to Messrs. Lindsey and Muir and Ms. Barnett, and perquisites and other personal benefits aggregating less than the lesser of $50,000 or 10% of total annual salary and bonus reported for the named person.
    (2) Includes annual forgiveness of indebtedness of Mr. Lindsey of $20,000 and of Mr. Muir of $10,000. See Certain Relationships and Related Transactions below.
    (3) Mr. Thompson receives no regular compensation from UTV and received no compensation from UTV between 1991 and 1993. Since 1984 UTV has paid Chris-Craft a management fee at the rate of $400,000 per year, which fee was determined by agreement between Chris-Craft and UTV, primarily for the executive management services of certain Chris-Craft senior officers to UTV. During each of the three years, UTV paid to Chris-Craft the UTV Chairman's fee of $75,000 that otherwise would have been payable to Herbert J. Siegel, and directors' fees of $25,000 that otherwise would have been payable to each of John C. Siegel and Lawrence R. Barnett had they not been employed by Chris-Craft as employees or as a consultant, and from May 1, 1992 through December 31, 1993, $1,000 for each meeting of the Board of Directors attended.
    (4) Reflects UTV contributions, or accruals under the Benefit Equalization Plan in lieu of contributions and forfeiture allocations, of $1,908 to the Stock Purchase Plan and $24,874 with respect to the Profit Sharing Plan.
    (5) Reflects UTV contributions, or accruals under the Benefit Equalization Plan in lieu of contributions and forfeiture allocations, with respect to the Profit Sharing Plan.

    No stock option was granted to any of the named individuals during 1993.

    The following table sets forth information concerning each exercise of stock options during 1993 by each of the named individuals, along with the year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                     OPTIONS AT             IN-THE-MONEY OPTIONS
                                                                FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)
                              SHARES ACQUIRED     VALUE      --------------------------  --------------------------
NAME                          ON EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ----------------------------  ---------------  ------------  -----------  -------------  -----------  -------------
Evan C Thompson.............             0               0            0             0             0              0
Garth S. Lindsey............        12,000          91,500        4,166         8,334        59,365        118,759
Laurey J. Barnett...........         6,000          76,500        3,333         6,667        47,495         95,005
Thomas L. Muir..............         6,000          40,000        2,666         5,334        37,990         76,009

    The following table illustrates the annual pension benefit that would be payable by UTV (including benefits payable under the Benefit Equalization Plan) upon retirement at age 65 or older to a person in specified compensation and years-of-service classifications:

                               PENSION PLAN TABLE

    Annual pension benefit payable as a life annuity with 5 years of payments guaranteed and before reduction for Social Security benefits.

                                                                             YEARS OF SERVICE
REMUNERATION                                                15         20          25          30          35
- -------------------------------------------------------  ---------  ---------  ----------  ----------  ----------
$125,000...............................................  $  35,312  $  47,083  $   58,853  $   58,853  $   58,853
 150,000...............................................     42,812     57,083      71,353      71,353      71,353
 175,000...............................................     50,312     67,083      83,853      83,853      83,853
 200,000...............................................     57,812     77,083      96,353      96,353      96,353
 225,000...............................................     65,312     87,083     108,853     108,853     108,853
 250,000...............................................     72,812     97,083     118,800     118,800     118,800
 300,000...............................................     87,812    117,083     118,800     118,800     118,800

    Benefits under UTV Employees' Retirement Plan generally are payable to plan participants on or after age 65. The benefit is calculated as 1.4% of Final Average Compensation not in excess of the individual's Covered Compensation plus 2% of Final Average Compensation in excess of the individual's Covered Compensation multiplied by all years of service not greater than 25 years. Covered Compensation is the average of the Social Security wage bases during the 35 year period ending with the year of the individual's Social Security retirement age. "Final Average Compensation" is the average monthly compensation paid to a participant during the five consecutive calendar years during which such average is highest. Compensation is defined as all compensation, including such items as overtime pay and bonuses, but excluding any amounts paid as contributions to any employee benefit plan or reimbursement for business expenses. The participant's maximum annual benefit may not exceed an indexed amount, currently $118,800.

    The credited years of service under the Retirement Plan at February 28, 1994 were: Garth S. Lindsey, 18 years; Laurey J. Barnett, 9 years; Thomas L. Muir, 17 years.

BOARD REPORT ON EXECUTIVE COMPENSATION
    Salaries for 1993 for the executive officers named in the Summary Compensation Table were fixed by the Board of Directors at the end of the prior fiscal year based on subjective perception of salaries paid by comparable companies for comparable positions and their bonuses were based on subjective assessments of the executive officers' success at fulfilling the duties and responsibilities of their respective positions and the particular tasks assigned to them, which for 1993 entailed additional work relating to certain television stations. The Board generally adopts recommendations of the Chairman and the CEO, who base their recommendations on past salary levels and their perception of the quality of the respective performances of the executive officers and attempt to match total base salaries and bonuses with their perception of compensation levels at a small number of entertainment companies of which they have knowledge and which they consider comparable to UTV. The Chairman and CEO assess executive officer performance in terms of normal responsibilities, assumption of extra responsibilities and additional work related to special projects. No relative weight was assigned to any of the foregoing factors. Bonuses were higher in 1993 reflecting record results of operations.

    The members of the Board of Directors:

HERBERT J. SIEGEL               LAWRENCE R. BARNETT              JOHN L. EASTMAN
JAMES D. HODGSON              NORMAN PERLMUTTER              ABRAHAM A. RIBICOFF

HOWARD F. ROYCROFT     ROCCO C. SICILIANO     JOHN C. SIEGEL     EVAN C THOMPSON

    The following line graph compares total cumulative shareholder return for UTV, the Standard & Poor's ("S&P") 500 index and the S&P Broadcast Media index, assuming the investment of $100 in each in December 1988 and the monthly reinvestment of dividends. The performance shown on the graph is not necessarily indicative of future performance.

                              [CAMERA READY GRAPH]

                           INDEXED/CUMULATIVE RETURNS

                                                             BASE
                                                            PERIOD     RETURN     RETURN     RETURN     RETURN     RETURN
                   COMPANY/INDEX NAME                        1988       1989       1990       1991       1992       1993
- ---------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
UNITED TELEVISION INC....................................     100      127.52     104.59      89.91      99.08     152.29
S&P 500..................................................     100      131.69     127.60     166.47     179.15     197.21
BROADCAST MEDIA..........................................     100      143.79     119.40     128.66     156.63     219.71

    Pursuant to SEC rules, the material under the caption, BOARD REPORT ON EXECUTIVE COMPENSATION, through and including the line graph and related explanatory material, is not to be deemed "soliciting material" nor "filed" with the SEC. It is specifically excluded from any material which is incorporated by reference in UTV filings under the Securities Act of 1933 or Securities Exchange Act of 1934, whether such filings occur before or after the date of this proxy statement and notwithstanding anything to the contrary set forth in any such filing.

COMPENSATION OF DIRECTORS
    Beginning January 1, 1994, the standard arrangement pursuant to which each director of UTV is compensated for all services as a director is a fee of $35,000 per annum, except that the Chairman's fee is $85,000 per annum. Directors receive an additional $7,500 per annum for service on each of the Audit Committee and the Retirement Board, which administers the Employees' Retirement Plan. In 1993, directors of UTV received a fee of $25,000 plus $1,000 for each meeting of the Board of Directors attended, except that the Chairman's fee was $75,000. Directors received an additional $3,000 per annum for service on the Audit Committee, except that the Chairman of the Audit Committee received an additional $4,000 per annum.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
    During 1993, UTV and BHC each incurred costs of $357,000 for the joint production with third parties of original programming.

    During 1993, Garth S. Lindsey and Thomas L. Muir were indebted to UTV in the amounts of $100,000 and $50,000, respectively, for loans made to them by UTV, the current outstanding balances of which aggregate $80,000 and $40,000, respectively. The loans were made in 1983 for the purpose of assisting

Messrs. Lindsey and Muir in relocating their homes in connection with the relocation of UTV's executive offices from Minneapolis to Los Angeles. The loans are represented by non-interest bearing notes due December 31, 1997 and require annual installment payments of 10% of the original principal amount. These installments will be forgiven by UTV so long as Messrs. Lindsey and Muir are employed by UTV on each payment date. The sixth such installment was forgiven in 1993. Each loan is secured by a deed of trust on the borrower's home and provides that at the option of the holder the loan will become due and payable upon sale or further encumbrance of the borrower's home without the consent of the holder.

    Employment agreements with Garth S. Lindsey and Thomas L. Muir that have expired, except for severance arrangements, provide that, if UTV terminates such officer's employment without cause, it will either give him 90 days advance notice of termination or a severance payment equal to 13 weeks' salary at his then current rate. In addition, UTV will pay him a severance payment equal to 25 weeks' salary at his then current rate.

    Laurey J. Barnett, who is a daughter of Lawrence R. Barnett, Vice Chairman of UTV, continued during 1993 to serve UTV as Vice President and Director of Programming. Her salary and bonus for 1993 appears under Executive Compensation--Summary Compensation Table; and Ms. Barnett's employment continues in the same capacity and on the same terms, except that her current salary is at the rate of $155,000 per year.

    Peter Mathes, who is a step-son of Abraham A. Ribicoff, a director of UTV, continued during 1993 to serve UTV as Vice President and General Manager of KTVX. His salary and bonus for 1993 aggregated $255,000; he received a monthly automobile allowance of $800; and he participated in UTV benefit plans on the same basis as other eligible employees. Mr. Mathes' employment continues in the same capacity and on the same terms, except that his current salary is at the rate of $160,000 per year.

    The law firm of Hogan & Hartson, to which Howard F. Roycroft, a director of UTV, is of counsel, performed legal services for UTV during 1993 as did the law firm of Kaye, Scholer, Fierman, Hays & Handler to which Abraham A. Ribicoff, a UTV director, is special counsel.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
    UTV's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in beneficial ownership of UTV equity securities with the SEC. Copies of those reports must also be furnished to UTV. Based solely on a review of the copies of reports furnished to UTV and written representations that no Forms 5 were required, UTV believes that during 1993 all filing requirements applicable to executive officers and directors were complied with, except as follows: Thomas L. Muir inadvertently failed timely to file a report of an exercise of a stock option and the sale of the underlying shares, which transactions were subsequently reported on Form 5 for 1993, which was timely filed.

                     RATIFICATION OF SELECTION OF AUDITORS

    The stockholders are to take action upon ratification of the selection of Price Waterhouse as auditors of UTV for its fiscal year ending December 31, 1994. Representatives of Price Waterhouse are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions. Price Waterhouse was the independent accountant for UTV for its fiscal year ended December 31, 1993. If the selection of Price Waterhouse is not ratified, or prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent public accountants whose selection for any period subsequent to the next annual meeting will be presented for stockholder approval at such meeting.

    On February 27, 1992, Price Waterhouse was engaged as the principal accountant for UTV, and Arthur Andersen & Co. ("Arthur Andersen"), which was the independent accountant for UTV for the year ended December 31, 1991, was replaced as the independent accountant, effective on completion of the 1991 audit. Arthur Andersen's report on the financial statements of UTV for 1991 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the audit committee of UTV. Since January 1, 1991 there were no disagreements between UTV and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with any such report.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

    Stockholder proposals intended for inclusion in the proxy statement for the next annual meeting must be received by UTV at its principal executive offices by November 30, 1994.


                                    GENERAL

    The Board of Directors did not know, a reasonable time before the commencement of the solicitation, of any business constituting a proper subject for action by the stockholders to be presented to the meeting other than as set forth in this Proxy Statement. However, if any other matter should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

    UTV'S  1993  FORM  10-K  ANNUAL  REPORT  TO  THE  SECURITIES  AND   EXCHANGE
COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: GARTH S. LINDSEY, SECRETARY, UNITED TELEVISION, INC., 8501 WILSHIRE BOULEVARD, SUITE 340, BEVERLY HILLS, CALIFORNIA 90211.

    UTV will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to stockholders. Solicitation material will be furnished to brokers, fiduciaries and custodians to forward to beneficial owners of stock held in their names, and UTV will reimburse these organizations in accordance with the New York Stock Exchange schedule of charges for the cost of forwarding proxy material to such beneficial owners. The solicitation of proxies may also be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors or employees of UTV, who will receive no additional compensation therefor. UTV has engaged D.F. King & Co., Inc. to solicit proxies and distribute materials to brokers, banks, custodians and other nominee holders and will pay approximately $4,500 for these services, in addition to reimbursement of certain expenses.

                                          By Order of the Board of Directors,

                                                  GARTH S. LINDSEY, SECRETARY

                            UNITED TELEVISION, INC.

P                     THIS PROXY IS SOLICITED ON BEHALF OF
R                           THE BOARD OF DIRECTORS
O
X   Lawrence R. Barnett, Garth S. Lindsey and John C. Siegel, and each of
Y them, each with full power of substitution, hereby are authorized to vote, by a majority of those or their substitutes present and acting at the meeting or, if only one shall be present and acting, then that one, all of the shares of United Television, Inc. that the undersigned would be entitled, if personally present, to vote at its 1994 Annual Meeting of Stockholders and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side hereof and in the notice of annual meeting and the proxy statement.



                                                           /SEE REVERSE SIDE/

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example.


1. Election of Directors

Nominees: Lawrence R. Barnett, Howard F. Roycroft,
          Rocco C. Siciliano, Norman Perlmutter

                                    AUTHORITY
              FOR                   WITHHELD
              ALL                   AS TO ALL
            NOMINEES                NOMINEES

             / /                       / /


/ / _______________________________________
    For all nominees except as stated above



                                      FOR    AGAINST    ABSTAIN
2. Ratification of the selection      / /      / /        / /
   of Price Waterhouse as
   auditors.

   Unless otherwise specified, this proxy will be voted FOR proposals
   1 and 2.

            MARK HERE
           FOR ADDRESS     / /
            CHANGE AND
           NOTE AT LEFT

Please sign below exactly as your name appears hereon. If the named holder is a corporation, partnership or other association, please sign its name and add your own name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.

Signature: _____________________________________ Date _______________

Signature: _____________________________________ Date _______________